UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 14, 2015

Avangrid, Inc.

(Exact name of registrant as specified in its charter)

New York	001-37660	14-1798693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Durham Hall, 52 Farm View Drive, New Gloucester, Maine	04260
(Address of principal executive offices)	(Zip Code)

Telephone: (207) 688-6363

(Registrant’s telephone number, including area code)

Iberdrola USA, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On December 16, 2015, UIL Holdings Corporation, a Connecticut corporation (“UIL”), became a wholly-owned subsidiary of Avangrid, Inc., a New York corporation (formerly Iberdrola USA, Inc. and referred to herein as the “Company”), as a result of the merger of Green Merger Sub, Inc., a Connecticut corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), with UIL, with Merger Sub surviving as a wholly-owned subsidiary of the Company (the “Merger”). The Merger was effected pursuant to the Agreement and Plan of Merger, dated as of February 25, 2015 (the “Merger Agreement”), by and among the Company, Merger Sub, and UIL. Following the completion of the Merger, Merger Sub was renamed “UIL Holdings Corporation.”

Item 1.01 Entry into a Material Definitive Agreement

Shareholder Agreement

On December 16, 2015, the Company entered into a shareholder agreement (the “Shareholder Agreement”), by and between the Company and Iberdrola, S.A., a corporation (sociedad anónima) organized under the laws of Spain, its controlling shareholder. A description of the material terms and conditions of the Shareholder Agreement can be found in the section entitled “Certain Relationships and Related Party Transactions—The Shareholder Agreement” in the Company’s Registration Statement on Form S-4 (File No. 333-205727), as amended (the “Form S-4”), initially filed with the Securities and Exchange Commission on July 17, 2015 and declared effective on November 12, 2015. The description of the Shareholder Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Shareholder Agreement, which is filed herewith as Exhibit 4.1.

Supplemental Indenture

In connection with the consummation of the Merger, Merger Sub, UIL and The Bank of New York Mellon, as Trustee, entered into the Second Supplemental Indenture (the “Supplemental Indenture”), dated as of December 16, 2015, whereby Merger Sub assumed the obligations of UIL under the indenture dated as of October 7, 2010 (the “Indenture”) between UIL and The Bank of New York Mellon relating to $450 million in aggregate principal amount of 4.625% Notes due 2020 issued by UIL in 2010. The Indenture and the First Supplemental Indenture between UIL and The Bank of New York Mellon, dated October 7, 2010, were filed by UIL as exhibits 4.1 and 4.2, respectively, to its Form 8-K filed on October 7, 2010. The description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Indenture, which is filed herewith as Exhibit 4.2.

Assumption of the Credit Agreement

In connection with the consummation of the Merger, Merger Sub, UIL and JPMorgan Chase Bank, N.A., in its capacity as administrative agent, entered into an assumption agreement, dated as of December 15, 2015 (the “Assumption Agreement”), whereby Merger Sub assumed all rights and obligations of UIL under the Amended and Restated Credit Agreement, dated as of November 30, 2011, as amended by Amendment No. 1 dated as of March 17, 2014 and Amendment No. 2 dated as of December 3, 2015 (the “Credit Agreement”). The aggregate borrowing limit under the Credit Agreement is $400 million, all of which is available to Merger Sub and $250 million of which is available to The United Illuminating Company, $150 million of which is available to each of the Connecticut Natural Gas Corporation and The Southern Connecticut Gas Company, and $50 million of which is available to The Berkshire Gas Company, all subject to the aggregate limit of $400 million. The Credit Agreement also permits the issuance of letters of credit of up to $50 million. The Credit Agreement, dated as of November 30, 2011, as amended by Amendment No. 1 dated as of March 17, 2014 and Amendment No. 2 dated as of December 3, 2015, were filed by UIL as exhibit 4.12 to its Form 8-K filed on December 2, 2011, exhibit 10.2 to its Form 10-Q filed on May 7, 2014 and exhibit 99.1 to its Form 8-K filed on December 9, 2015, respectively. The description of the Assumption Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Assumption Agreement which is furnished herewith as Exhibit 99.1.

Item 2.01 Completion of Acquisition or Disposition of Assets

On December 16, 2015, UIL merged with and into Merger Sub, with Merger Sub surviving as a wholly-owned subsidiary of the Company. Concurrently with the completion of the Merger, Merger Sub was renamed “UIL Holdings Corporation.”

Pursuant to the terms of the Merger Agreement, upon the completion of the Merger, each issued and outstanding share of common stock of UIL (“UIL Common Stock”) was converted into the right to receive one fully paid and nonassessable share of the Company (“Company Common Stock”) and $10.50 in cash.

The issuance of Company Common Stock in connection with the Merger was registered under the Securities Act pursuant to the Form S-4. The proxy statement/prospectus included in the Form S-4 contains additional information about the Merger.

Upon the closing of the Merger, shares of UIL Common Stock, which previously traded under the ticker symbol “UIL” on the New York Stock Exchange (the “NYSE”), ceased trading on, and were delisted from, the NYSE. Shares of Company Common Stock have been approved for listing on the NYSE under the ticker symbol “AGR” and began trading on December 17, 2015.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Annex A to the Form S-4 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.03. Material Modification to Rights of Security Holders

The information set forth in Items 2.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Board of Directors

Upon the closing of the Merger and pursuant to the terms of the Merger Agreement, the size of the board of directors of the Company (the “Board”) was increased from 9 directors to 12 directors. James P. Torgerson, John Lahey and Arnold Chase, who were members of the UIL board of directors immediately prior to closing, were each elected to the Board. Further, the Board affirmed John E. Baldacci as its Vice Chairman. In addition, Robert Daniel Kump resigned as a director of the Company on December 16, 2015. The Board elected Carol Lynn Folt as a director of the Company on December 16, 2015.

On December 17, 2015, Mr. Sainz Armada resigned from the Board’s audit and compliance committee (the “Audit and Compliance Committee”). The Board appointed two new members, Ms. Folt and Mr. Lahey, on December 17, 2015.

In addition, upon the closing of the Merger, the Board established an executive committee (the “Executive Committee”) and an unaffiliated committee (the “Unaffiliated Committee”), which is made up of “independent” directors, as defined in the Shareholder Agreement. The Board appointed Messrs. Azagra Blázquez, Galán, Lahey, Sainz Armada and Torgerson as members of the Executive Committee on December 17, 2015, with Mr. Galán serving as the chairperson. The Board also appointed Mr. Chase, Mr. Elías Ayub and Ms. Folt as members of the Unaffiliated Committee on December 17, 2015, with Ms. Folt serving as the chairperson.

Appointment of Officers

Upon the closing of the Merger and pursuant to the terms of the Merger Agreement, Mr. Kump resigned as Chief Corporate Officer of the Company and Mr. Torgerson, UIL’s President and Chief Executive Officer immediately prior to the closing, was appointed as Chief Executive Officer of the Company. Additionally, on December 17, 2015, Pablo Canales Abaitua resigned as Chief Financial Officer of the Company and the Board appointed Richard J. Nicholas, UIL’s Executive Vice President and Chief Financial Officer immediately prior to the closing, as Chief Financial Officer of the Company. Additional biographical information for Messrs. Torgerson and Nicholas is contained in the Form S-4 and UIL’s Definitive Proxy Statement for UIL’s 2015 Annual Meeting filed on April 1, 2015.

Additionally, on December 17, 2015, the Board designated officers of the Company for reporting purposes pursuant to Section 16 of the Securities Exchange Act of 1934, as amended.

Compensatory Plans

In connection with the closing of the Merger, the Company and Merger Sub, as applicable, assumed the sponsorship of certain of UIL’s compensatory plans, including each of (i) the UIL Holdings Corporation 2008 Stock and Incentive Compensation Plan (the “Stock Plan”), (ii) the UIL Holdings Corporation Deferred Compensation Plan and (iii) the UIL Holdings Corporation Change in Control Severance Plan II, and, with respect to the Stock Plan, also assumed any outstanding awards granted under each such plan, the award agreements evidencing the grants of such awards and the remaining shares available under each such plan, including any awards granted to the Company’s directors and executive officers, in each case subject to applicable adjustments in the manner set forth in the Merger Agreement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

In accordance with the Merger Agreement, prior to the closing of the Merger, the First Restated Certificate of Incorporation of the Company and the Second Amended and Restated Bylaws of the Company became effective. A description of the material terms and conditions of the First Restated Certificate of Incorporation and the Second Amended and Restated Bylaws can be found in the section titled “Post-Merger Governing Documents and Additional Matters Concerning Merger Sub” in the Form S-4.

Additionally, immediately prior to the completion of the Merger, the Second Restated Certificate of Incorporation of the Company was filed with the Secretary of State of New York to rename the Company “Avangrid, Inc.” In addition, the Company adopted the Third Amended and Restated Bylaws to reflect the name change and the establishment of the Executive Committee. The descriptions of the Second Restated Certificate of Incorporation and the Third Amended and Restated Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Second Restated Certificate of Incorporation and the Third Amended and Restated Bylaws, which are filed as Exhibit 3.2 and Exhibit 3.4, respectively, hereto and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

The Company issued a press release on December 16, 2015 announcing the closing of the Merger. A copy of that press release is furnished herewith as Exhibit 99.2 and incorporated herein by reference. The Company’s controlling shareholder, Iberdrola, S.A., has also posted a press release to its website, which contains certain information regarding the Company and the Merger. The information on Iberdrola, S.A.’s website is not incorporated by reference into this Current Report on Form 8-K.

Pursuant to General Instruction B.2 of Form 8-K and SEC Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The press release contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth therein.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

As permitted by Item 9.01(a)(4) of Form 8-K, financial information of UIL required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

As permitted by Item 9.01(b)(2) of Form 8-K, pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description

2.1	Merger Agreement, dated as of February 25, 2015, by and among UIL Holdings Corporation, Iberdrola USA, Inc. and Green Merger Sub, Inc. (incorporated by reference to Annex A to the Company’s Registration Statement on Form S-4 (File No. 333-205727), initially filed on July 17, 2015, as amended).

3.1	First Restated Certificate of Incorporation of Iberdrola USA, Inc.

3.2	Certificate of Incorporation of Avangrid, Inc.

3.3	Second Amended and Restated Bylaws of Iberdrola USA, Inc.

3.4	Bylaws of Avangrid, Inc.

4.1	Shareholder Agreement, dated as of December 16, 2015, by and between Avangrid, Inc. and Iberdrola, S.A.

4.2	Second Supplemental Indenture, dated as of December 16, 2015, among UIL Holdings Corporation, Green Merger Sub, Inc. and The Bank of New York Mellon, as trustee.

99.1	Assumption Agreement to $400,000,000 Amended and Restated Credit Agreement, dated as of December 15, 2015, by and between Green Merger Sub, Inc. and JPMorgan Chase Bank, N.A., as Administrative Agent.

99.2	Press Release, dated December 16, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANGRID, INC. (Registrant)

Dated: December 18, 2015	By:	/s/ R. Scott Mahoney
	Name:	R. Scott Mahoney
	Title:	General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Merger Agreement, dated as of February 25, 2015, by and among UIL Holdings Corporation, Iberdrola USA, Inc. and Green Merger Sub, Inc. (incorporated by reference to Annex A to the Company’s Registration Statement on Form S-4 (File No. 333-205727), initially filed on July 17, 2015, as amended).

3.1	First Restated Certificate of Incorporation of Iberdrola USA, Inc.

3.2	Certificate of Incorporation of Avangrid, Inc.

3.3	Second Amended and Restated Bylaws of Iberdrola USA, Inc.

3.4	Bylaws of Avangrid, Inc.

4.1	Shareholder Agreement, dated as of December 16, 2015, by and between Avangrid, Inc. and Iberdrola, S.A.

4.2	Second Supplemental Indenture, dated as of December 16, 2015, among UIL Holdings Corporation, Green Merger Sub, Inc. and The Bank of New York Mellon, as trustee.

99.1	Assumption Agreement to $400,000,000 Amended and Restated Credit Agreement, dated as of December 15, 2015, by and between Green Merger Sub, Inc. and JPMorgan Chase Bank, N.A., as Administrative Agent.

99.2	Press Release, dated December 16, 2015.